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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 28, 2005
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                   North American Galvanizing & Coatings, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                        1-3920                    71-0268502
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 (State or other                  (Commission                (IRS Employer
   jurisdiction                   File Number)           Identification Number)
of incorporation)


              2250 East 73rd Street
                 Tulsa, Oklahoma                                   74136-6832
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     (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (918) 494-0964
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 -  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 28, 2005, North American Galvanizing & Coatings, Inc. (the "Company") entered into Amendment Five ("Amendment Five") to the Company's Amended and Restated Credit Agreement (the "Credit Facility"), by and among the Company and North American Galvanizing Company, a wholly owned subsidiary of the Company, as borrowers, and JP Morgan Chase Bank, N.A., as the lender (the "Lender"). Pursuant to the terms of Amendment Five, the maximum amount the Company may draw against the revolving portion of the Credit Facility increased from $7.0 million to $8.0 million and the maturity date for this portion of the Credit Facility was extended from December 15, 2007 to February 28, 2008. In addition, Amendment Five increased the outstanding term loan portion of the Credit Facility from approximately $2.9 million to $5.0 million and the maturity date for this portion of the Credit Facility was extended from December 15, 2007 to February 28, 2008. The Company paid a 0.5% fee on this additional increase of the term loan portion of the Credit Facility. The Credit Facility still contains a sub-limit of $1.0 million with regard to letters of credit. The bond letter of credit portion of the Credit Facility was amended to reflect a face amount of approximately $6.9 million and to extend the expiry date from December 15, 2007 to February 28, 2008.]

     Further, pursuant to the Credit Facility the Company's hot-dip galvanizing facilities located in St. Louis, Missouri, Houston, Texas and Hurst, Texas are mortgaged facilities and as such, may be liquidated to remedy any outstanding amounts owed to the Lender upon a default. As reported on a Current Report on Form 8-K filed by the Company on March 2, 2005, the Company, acting through a subsidiary, acquired certain hot-dip galvanizing facilities from Gregory Industries, Inc. located in Canton, Ohio. Amendment Five adds these Canton, Ohio facilities to the list of mortgage facilities.



ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     10.1 Amendment Five to Amended and Restated Credit Agreement, dated February 28, 2005, by and among North American Galvanizing & Coatings, Inc., North American Galvanizing Company and JP Morgan Chase Bank, N.A.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    NORTH AMERICAN GALVANIZING & COATINGS, INC.




Date:  March 4, 2005                By: /s/ Paul R. Chastain
                                        ---------------------------------
                                        Name:   Paul R. Chastain
                                        Title:  Vice President and Chief
                                                Financial Officer



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                                  EXHIBIT INDEX
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   10.1        Amendment Five to Amended and Restated Credit Agreement, dated
               February 28, 2005, by and among North American Galvanizing & Coatings, Inc., North American Galvanizing Company and JP Morgan Chase Bank, N.A.